UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:	811-04262

AMERICAN PENSION INVESTORS TRUST

(Exact name of Registrant as Specified in Charter)

2303 Yorktown Avenue, Lynchburg, Virginia	24501
(Address of Principal Executive Office)	(Zip Code)

David D. Basten

President

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(Name and Address of Agent for Service)

Copy to:

Thomas Harman, Esq.

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Registrant’s Telephone Number, including Area Code: (434) 846-1361

Date of fiscal year end: May 31

Date of reporting period: May 31, 2008

Item 1. Reports to Shareholders.

API EFFICIENT FRONTIER CAPITAL INCOME FUND

API EFFICIENT FRONTIER GROWTH FUND

API EFFICIENT FRONTIER INCOME FUND

API EFFICIENT FRONTIER MULTIPLE INDEX FUND

API EFFICIENT FRONTIER VALUE FUND

ANNUAL REPORT DATED MAY 31, 2008

Dear Fellow Shareholders:

MARKET CONDITIONS

The fiscal year ended May 31, 2008 was a turbulent year. During the first half of the year, the global economies were strong, and the stock markets in the U.S. and overseas performed well. The favorable outlook changed in the second half of the year when the severity of the U.S. credit crisis became more apparent. The nation’s economic growth decelerated and the Federal Reserve reduced interest rates in an effort to improve conditions and avoid a financial crisis. The deteriorating market conditions that developed in early 2008 spread to stock markets worldwide. Additionally, crude oil prices continued to rise to new highs, while the U.S. dollar fell to record lows versus other major currencies, boosting many foreign market indices.

The positives are more subtle: exports boomed; the overall job market in the U.S. remained relatively healthy, although the unemployment rate recently rose to 5.5%; and farmers enjoyed great prices for corn, wheat and soybeans. In addition, alternative energy and related technologies boomed, and tourists flocked to our shores to take advantage of our cheap currency.

Financial conditions such as those we have seen so far in 2008 are unusual, but they are not unprecedented. In fact, the system needs a thorough cleaning from time to time, as was the case with the crisis in the savings and loan industry and the demise of the Long-Term Capital Management hedge fund. Now, hopefully, the practice of issuing debt income securities based on inflated mortgage values that can deliver neither the return of interest nor the face amount of principal has been abolished.

Enough said, continued market volatility could potentially work to the Funds’ advantage. The Funds seek to maintain broadly diversified portfolios and emphasize market sectors that offer relatively attractive risk-adjusted return prospects based on management’s assessment of current and future market trends and conditions.

As noted in the table below, performance of the funds compared favorably with broad global market indices.

Of course past performance is never indicative of future returns.

Class A Shares	Investment Category	Fiscal Year Ended May 31, 2008
Capital Income Fund	Total Market (Growth & Income)	-0.93%
Growth Fund	Total Market (Growth)	1.62%
Income Fund	Total Market (Income)	2.48%
Multiple Index Fund	Total Market (Core)	0.25%
Value Fund	Total Market (Value)	-0.50%

Market Indices
S&P 500 Index	Large Cap	-6.70%
Dow Jones Industrial Average	Large Cap	-7.26%
Russell 2000 Index	Small Cap	-10.54%
NASDAQ Composite Index	U.S. Domestic	-3.14%
Dow Jones World Stock Index	Major Countries	-2.28%

ECONOMICS OVERVIEW

Domestic Economics

The credit crisis the U.S. experienced was sharp and had a spreading global impact. We do not expect the shock of the credit crises will be an easy one to resolve. We believe, however, that global fundamentals are rea-

sonably solid in terms of interest rates, innovation, and profit opportunities, arguing for a recovery in the coming months. The President and Congress successfully passed a powerful Washington stimulus with ample liquidity with the hope of spurring a rebound in credit markets, equity markets, and, gradually, in economic activity. The damage to bank balance sheets has already occurred and we believe deleveraging (the infusion of new capital) offers potentially positive effects, including higher quality of growth in the fiscal year to come.

The U.S. dollar continues to be weak. We believe this will diminish U.S. bond gains and will push commodity prices higher. The U.S. weak-dollar policy and resulting inflation are key variables in the outlook. As in 2003-2005, we believe Asia, other developing markets, and commodities benefit more from plentiful dollar liquidity than does the United States. If the dollar strengthens, either by a government policy choice or an inflation-fighting Fed, we think it would cause a recovery in the U.S. share of global growth and investment, improved U.S. equity performance, and a prolonged decline in commodity prices.

In conclusion, we believe the stimulus measures should work and the slowdown should abate. We think the investment climate will also be somewhat similar to past markets where growth has developed slowly, but gained momentum. We think real personal income has bottomed well above recessionary levels, and that the unemployment level will stay below 6%. Consumption tends to go hand-in-hand with lifetime earnings expectations, which remain strong. We think there is actually some pent-up demand. Consumption may have bottomed in March/April, and we could potentially see some improvement in retail sales later in coming months.

International Economics

The International Monetary Fund cut its 2008 global growth forecast to 3.7% from 4.1% in January, down from a 5.2% forecast in July 2007. If realized, this would be the first year since 2002 that the global economy’s real gross domestic product (GDP) falls below 4.0%. Recent European data has been stronger than expected. The most positive economic reports included purchasing manager releases and individual country surveys. Nevertheless, country and aggregate surveys highlighted the flowing divergence of the euro-zone economies, with Germany appearing robust and other economies, such as those of Spain and Ireland, looking somewhat fragile. Japanese activity confounded the bears due to better than expected economic data.

Despite the increase in negative news, it still is not clear whether the global economy will slip into recession. One of our leading indicators suggests that the U.S. economy is likely to slow to approximately –0.5% to 0% during 2008, while real GDP growth in Europe and Japan may fall to the 0.5% to 1% range.

STRATEGIES AFFECTING FISCAL YEAR 2008 RESULTS

There is really no reliable way to know at the beginning of a given time period the identity of the investment losers and winners at the end of the period. Superior investment performance can be identified as superior, by definition, only after it has occurred. During the fiscal year, our portfolios benefited from broad diversification of holdings. Each of our five funds is designed to capture the advantages of being diversified and invested in a particular category of the market. The Efficient Frontier is loaded with opportunities in growth, value, dividend and debt producing securities, and, of course, let’s not forget the core of the market represented in our Multiple Index Fund. Because of our broad diversification, no one position will sink the ship or send us to the stars. But a better way to look at it is that a portfolio of above average holdings should have above average results. The most significant reason for our success is our structure. As a result of our intense quantitative and qualitative research, the majority of our assets are invested in low cost index strategies and roughly one-third of our assets are in-

vested directly in other securities. During this period, we were fortunate to have captured significant opportunities in securities that were selling at prices well below their true intrinsic value or future earnings prospects. Secondly, we were able to allocate fund assets among some of the most productive areas in our global marketplace. Positive returns were achieved in our investment operations in Brazil, China and other emerging markets. The worst performing sectors included the financial and home builders.

Finally, our selection process proved favorable in over thirty global markets that were included in this year’s investment operations. Uncertainty implies risk. Ordinarily the best way of managing the problems encountered by all investors is to diversify portfolios broadly. That is, investors should diversify because they do not know what is going to happen to a particular stock (or a small group of stocks, or even an asset class) in the future. Perhaps the motto of a prudent investor should be, “I can not foretell the future—therefore I diversify.” In short, diversification is the antidote to uncertainty.

GOING FORWARD

We fully expect the U.S. economic data to remain weak or even worsen in the near-term, but our long-term indicators are consistent with only a mild recession. Fortunately, U.S. business profits have remained strong enough (outside the financial sector) to keep companies from having to slash headcount to the degree that has been customary in past recessions. Payroll employment may have been cut by 324,000 in the five months since jobs peaked last December, but it is worth remembering that the same number of jobs was cut in only the first two months of the 2001 recession. The key reason that job cuts have been milder, at least so far, would appear to be the success that businesses have had in controlling labor costs through productive growth—a trend that looks to be persisting.

Our outlook remains cautious, and the unexpected surge in oil prices presents an additional burden for consumers and firms alike. However, we are reluctant to sign onto an overly gloomy assessment for the economy at present. We continue to expect a drawn out period of sub-trend economic growth, but that ought to limit the risk of inflation pass-through from soaring oil and gas prices. And while the conditions for a lasting recovery in equity markets do not yet appear to be in place, it should be noted that stock prices almost always bottom in the middle of a recessionary period, not at the end.

The level of diversification of securities, markets, and managers has been found to directly correlate to risk and return. It is our commitment to you that we will always strive to be the most open-minded and inclusive managers within the fund industry. Our commitment stands today, as it has in the past, to reduce your risk and improve your performance over the long term. We are committed to providing our clients with world-class investment management and thorough communication of both risks and returns.

Thank you for your continued confidence. We look forward to the future with your support.

Sincerely,

David D. Basten	David M. Basten
President	Portfolio Manager
Chief Investment Officer
Portfolio Manager

API TRUST EFFICIENT FRONTIER

CAPITAL INCOME FUND

PORTFOLIO BREAKDOWN

The following chart shows the types of securities in the Fund’s portfolio at May 31, 2008 (as a percentage of total investments).

API TRUST EFFICIENT FRONTIER

CAPITAL INCOME FUND

SCHEDULE OF INVESTMENTS

May 31, 2008

	Shares	Value

Emerging Markets Growth — 2.9%
SPDR S&P Emerging Middle East & Africa ETF	11,000	$776,820

Emerging Markets Value — 2.9%
WisdomTree Emerging Markets High-Yield Equity Fund	14,000	792,820

Europe Market Indexes — 2.3%
WisdomTree Europe Smallcap Dividend Fund	11,000	636,460

Global Large Cap Stocks — 2.6%
Cadbury Schweppes PLC†	9,600	515,424
Dr. Pepper Snapple Group, Inc.†	7,200	181,296

		696,720

Global Market Indexes — 3.4%
i Shares S&P Global Energy Sector	6,000	923,400

Global Mid Cap Stocks — 3.1%
TransAlta Corp.	23,000	832,600

International Large Cap Stocks — 2.7%
WisdomTree International Dividend Top 100 Fund	11,000	741,290

Japan Market Indexes — 2.6%
i Shares S&P/TOPIX 150	6,000	722,640

Latin America Market Indexes — 6.6%
i Shares S&P Latin America 40	3,000	901,650
Latin American Discovery Fund	26,500	903,650

		1,805,300

Latin America Mid Cap Stocks — 6.9%
i Shares MSCI Brazil	10,000	992,400
Southern Copper Corp.	8,000	881,840

		1,874,240

Pacific/Asia Large Cap Stocks — 2.2%
Philippine Long Distance Telephone	10,000	603,900

Pacific/Asia Market Indexes — 2.5%
i Shares MSCI Pacific Ex-Japan	4,500	676,260

Pacific/Asia Small Cap Stocks — 2.9%
i Shares MSCI Taiwan	49,000	794,290

United Kingdom Large Cap Stocks — 2.6%
Transcanada Corp.	18,000	708,840

United Kingdom Market Indexes — 3.1%
i Shares MSCI Canada	24,000	840,240

	Shares	Value
U.S. Large Cap Stocks — 27.5%
A T & T, Inc.	17,000	$678,300
Coca Cola Co.	12,000	687,120
Honeywell International, Inc.	13,000	775,060
i Shares Dow Jones Select Dividend Index	12,000	699,000
J.P. Morgan Chase & Co.	17,000	731,000
KBW Bank ETF	21,000	789,810
KBW Capital Markets ETF	16,000	829,760
Kraft Foods, Inc.	23,000	747,040
Pacaar, Inc.	15,500	827,545
ProLogis	12,100	749,353

		7,513,988

U.S. Market Indexes — 7.1%
ProShares Ultra Dow 30	13,000	983,970
ProShares Ultra S&P 500	13,000	961,220

		1,945,190

U.S. Mid Cap Stocks — 8.0%
Donaldson Company, Inc.	18,000	926,640
DST Systems, Inc.†	10,000	634,000
i Shares Dow Jones Regional Bank Index	18,500	634,550

		2,195,190

U.S. REIT’s — 2.8%
i Shares Cohen & Steers Realty Major	9,000	766,800

Total Investments — 94.7% (cost $20,364,479)		25,846,988
Other Assets in Excess of Liabilities — 5.3%		1,455,336

Net Assets — 100.0%		$27,302,324

* Cost for Federal income tax purposes $20,364,479.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost	6,066,975

Excess of tax cost over value	584,466

†	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

GROWTH FUND

PORTFOLIO BREAKDOWN

The following chart shows the types of securities in the Fund’s portfolio at May 31, 2008 (as a percentage of total investments).

API TRUST EFFICIENT FRONTIER

GROWTH FUND

SCHEDULE OF INVESTMENTS

May 31, 2008

	Shares	Value
Emerging Markets Value — 6.0%
Claymore ETF BNY BRIC	33,000	$1,843,050
Vanguard Emerging Markets ETF	18,000	1,868,040

		3,711,090

Europe Large Cap Stocks — 2.1%
Vimpel Communications ADR	37,000	1,304,990

Europe Market Indexes — 3.4%
SPDR DJ EURO STOXX 50 ETF	35,500	2,093,435

Europe Mid Cap Stocks — 0.9%
Aixtron Aktiengel ADR	38,000	565,820

Global Large Cap Stocks — 0.1%
UBS AG†	1,750	41,405

International Market Indexes — 3.2%
i Shares MSCI EAFE Growth Index	25,000	1,940,500

International Large Cap Stocks — 1.7%
HDFC Bank Ltd. ADR	10,500	1,047,375

International Small Cap Stocks — 3.1%
i Shares FTSE Developed Small Cap (ex North America) Index Fund	42,000	1,922,760

Latin America Market Indexes — 3.4%
i Shares S&P Latin America 40	7,000	2,103,850

Latin America Large Cap Stocks — 3.3%
Gafisa SA ADR	30,000	1,340,400
Gerdau SA ADR	14,000	699,440

		2,039,840

Pacific/Asia Market Indexes — 5.7%
BLDRS Emerging Markets 50 ADR Index Fund	35,000	1,974,700
i Path MSCI — India†	22,000	1,500,400

		3,475,100

Pacific/Asia Mid Cap Stocks — 8.0%
i Shares MSCI — Hong Kong	98,000	1,902,180
Mindray Medical International Ltd. ADR	34,000	1,424,600
Morgan Stanley China A Share Fund, Inc.	37,000	1,611,350

		4,938,130

Pacific/Asia Small Cap Stocks — 6.5%
i Shares MSCI — Singapore	139,000	1,911,250
i Shares MSCI — Taiwan	128,800	2,087,848

		3,999,098

	Shares	Value
Scandinavia Mid Cap Stocks — 3.5%
i Shares MSCI — Sweden	66,700	$2,134,400

United Kingdom Large Cap Stocks — 1.9%
ACE Ltd.	19,000	1,141,330

U.S. Large Cap Stocks — 8.8%
Blackrock, Inc.	5,000	1,124,950
Franklin Resources, Inc.	10,000	1,012,200
MetLife, Inc.	19,000	1,140,570
Vanguard Growth ETF	33,000	2,098,470

		5,376,190

U.S. Market Indexes — 6.7%
ProShares Ultra Russell 1000 Growth	30,000	1,992,900
ProShares Ultra Russell 2000 Growth	36,000	2,100,060

		4,092,960

U.S. Mid Cap Stocks — 21.1%
CommScope, Inc.†	24,000	1,316,400
Copart, Inc.†	28,000	1,260,000
Inverness Medical Innovations, Inc.†	30,000	1,096,800
PowerShares Dynamic Aggressive Growth Portfolio†	74,000	1,976,540
PowerShares Dynamic OTC Portfolio	40,000	1,994,400
ProShares Ultra Russell MidCap Growth	32,000	2,099,200
Vanguard Info Tech ETF	35,000	2,028,600
Waddell & Reed Financial, Inc.	34,000	1,202,240

		12,974,180

U.S. Small Cap Stocks — 9.2%
FLIR Systems, Inc.†	36,000	1,419,120
Nuance Communications, Inc.†	56,000	1,104,320
Rofin-Sinar Technologies, Inc.†	29,000	1,026,310
Vanguard Small Cap ETF	30,000	2,128,500

		5,678,250

Total Investments — 98.6% (cost $49,313,046)		60,580,703
Other Assets in Excess of Liabilities — 1.4%		870,971

Net Assets — 100.0%		$61,451,674

API TRUST EFFICIENT FRONTIER

GROWTH FUND

SCHEDULE OF INVESTMENTS, Continued

May 31, 2008

* Cost for Federal income tax purposes $49,313,046.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost	12,194,474

Excess of tax cost over value	926,817

†	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

INCOME FUND

PORTFOLIO BREAKDOWN

The following chart shows the types of securities in the Fund’s portfolio at May 31, 2008 (as a percentage of total investments).

API TRUST EFFICIENT FRONTIER

INCOME FUND

SCHEDULE OF INVESTMENTS

May 31, 2008

	Principal/ Shares	Value
Emerging Markets Debt — 7.8%
i Shares JP Morgan USD Emerging Markets Bond	5,000	$507,300
PowerShares Emerging Markets Sovereign Debt Portfolio	19,000	492,670

		999,970

Global Market Indexes — 3.4%
i Shares S&P Global Financials	6,000	435,180

International Corporate Bonds — 6.9%
Pemex Proj. Fdg. Master Trust, 7.875%, due 2/1/2009	$500,000	508,591
Royal Bank Canada, 10.0%, due 6/13/2023	$200,000	199,000
WisdomTree Europe High-Yielding Equity Fund	3,000	185,040

		892,631

International Large Cap Stocks — 1.6%
PowerShares International Dividend Achievers Portfolio	10,500	209,055

U.S. Corporate Bonds — 23.2%
Lehman Bothers Holdings, 0.0%, due 4/21/2023	$1,000,000	1,000,000
Morgan Stanley, 0.0%, due 4/25/2023	$1,000,000	1,000,000
Toyota Motor Credit Corp., 0.0%, due 5/7/2023	$1,000,000	990,000

		2,990,000

U.S. Government Bonds & Notes — 6.1%
U. S. Treasury Stripped Interest Payment, due 11/15/2014	$1,000,000	784,843

U.S. Large Cap Stocks — 12.0%
Rydex S&P Equal Weight Financial ETF	3,500	127,050
SPDR S&P Dividend ETF	15,500	819,950
Vanguard Dividend Appreciation ETF	3,600	196,416
Vanguard Large-Cap ETF	3,000	190,140
Vanguard Utilities ETF	2,500	214,150

		1,547,706

	Principal/ Shares	Value
U.S. Market Indexes — 15.8%
PowerShares DB US Dollar Index Bullish Fund	10,500	$237,825
PowerShares Financial Preferred Portfolio	24,000	506,640
SPDR DJ Wilshire Total Market ETF	8,000	816,800
WisdomTree High Yielding Equity Trust	10,000	480,400

		2,041,665

U.S. Municipal Bonds — 16.8%
California State, 5.0%, due 6/1/2032	$625,000	626,794
Schertz-Cibolo-UNLV City Texas, 0.0%, due 2/1/2031	$3,190,000	902,642
North Texas Highway Authority, 5.125%, due 1/1/2028	$625,000	642,356

		2,171,792

Total Investments — 93.6% (cost $12,054,457)		12,072,842
Other Assets in Excess of Liabilities — 6.4%		823,431

Net Assets — 100.0%		$12,896,273

* Cost of Federal income tax purposes $12,054,457.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost	168,873

Excess of tax cost over value	150,488

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

MULTIPLE INDEX FUND

PORTFOLIO BREAKDOWN

The following chart shows the types of securities in the Fund’s portfolio at May 31, 2008 (as a percentage of total investments).

API TRUST EFFICIENT FRONTIER

MULTIPLE INDEX FUND

SCHEDULE OF INVESTMENTS

May 31, 2008

	Shares	Value
Emerging Markets Growth — 9.9%
i Shares MSCI — South Africa	10,500	$1,362,795
SPDR S&P Emerging Asia Pacific ETF	15,000	1,207,350
SPDR S&P Emerging Europe ETF	20,000	1,418,600

		3,988,745

Emerging Markets Value — 3.4%
Vanguard Emerging Markets	13,000	1,349,140

Europe Market Indexes — 6.5%
i Shares S&P Europe 350	12,000	1,321,320
SPDR DJ EURO STOXX 50 ETF	22,000	1,297,340

		2,618,660

Europe Mid Cap Stocks — 6.9%
i Shares MSCI — Austria	36,000	1,397,160
i Shares MSCI — Spain	22,000	1,373,680

		2,770,840

Global Large Cap Stocks — 3.7%
Market Vectors — Agribusiness ETF†	23,500	1,465,225

Global Small Cap Stocks — 3.4%
i Shares Goldman Sachs Networking	41,500	1,344,185

International Market Indexes — 6.8%
i Shares MSCI EAFE Index	17,000	1,304,070
SPDR S&P BRIC 40 ETF	43,000	1,418,570

		2,722,640

Japan Large Cap Stocks — 3.3%
i Shares MSCI—Japan	97,000	1,313,380

Latin America Large Cap Stocks — 3.8%
i Shares MSCI — Mexico	24,000	1,511,520

Latin America Mid Cap Stocks — 4.2%
i Shares MSCI — Brazil	17,000	1,687,080

Pacific/Asia Market Indexes — 12.2%
i Shares FTSE/Xinhua China 25 Index Fund	7,000	1,065,400
i Shares MSCI — Pacific Ex-Japan	9,000	1,352,520
PowerShares Golden Dragon Halter USX China Portfolio	42,000	1,241,100
SPDR S&P China ETF	16,000	1,240,000

		4,899,020

Pacific/Asia Mid Cap Stocks — 3.4%
i Shares MSCI — Australia	47,000	1,375,690

Pacific/Asia Small Cap Stocks — 3.4%
i Shares MSCI — Singapore	98,000	1,347,500

	Shares	Value
United Kingdom Market Indexes — 3.1%
i Shares MSCI — United Kingdom	55,000	$1,253,450

U.S. Market Indexes — 6.3%
i Shares Dow Jones Total Market Index	18,000	1,241,640
ProShares Ultra MidCap 400	16,000	1,297,280

		2,538,920

U.S. Large Cap Stocks — 10.2%
i Shares Dow Jones U.S. Broker-Dealers Index Fund	35,000	1,393,000
Rydex 2x S&P 500 ETF	18,000	1,142,640
SPDR Materials Select Sector	35,000	1,557,850

		4,093,490

U.S. Mid Cap Stocks — 3.2%
WisdomTree Midcap Dividend Fund	25,000	1,295,500

U.S. Small Cap Stocks — 3.0%
ProShares Ultra SmallCap 600	21,000	1,219,470

Total Investments — 96.7% (cost $29,876,826)		38,794,455
Other Assets in Excess of Liabilities — 3.3%		1,317,211

Net Assets — 100.0%		$40,111,666

* Cost for Federal income tax purposes $29,876,826.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost	9,374,911

Excess of tax cost over value	457,282

†	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

VALUE FUND

PORTFOLIO BREAKDOWN

The following chart shows the types of securities in the Fund’s portfolio at May 31, 2008 (as a percentage of total investments).

API TRUST EFFICIENT FRONTIER

VALUE FUND

SCHEDULE OF INVESTMENTS

May 31, 2008

	Shares	Value
Emerging Markets Growth — 4.5%
SPDR S&P Emerging Asia Pacific ETF	11,000	$885,390
SPDR S&P Emerging Markets ETF	12,000	931,680

		1,817,070

Europe Large Cap Stocks — 2.3%
WisdomTree Europe Total Dividend	14,000	910,140

Global Large Cap Stocks — 3.5%
ArcelorMittal	14,000	1,390,620

Global Market Indexes — 3.2%
i Path Goldman Sachs Crude Oil Total Return Index†	17,000	1,298,290

International Large Cap Stocks — 8.3%
Banco Santander	47,000	982,300
i Shares MSCI Value Index	15,300	1,057,995
StatoilHydro	32,950	1,289,993

		3,330,288

International Market Indexes — 2.2%
BLDRS Developed Markets 100 ADR Index	30,000	906,300

International Mid Cap Stocks — 2.6%
Market Vectors Russia ETF	18,000	1,053,000

International Small Cap Stocks — 4.0%
Frontline Ltd.	25,000	1,593,500

Latin America Mid Cap Stocks — 5.4%
i Shares MSCI — Brazil	12,000	1,190,880
Tele Norte Leste	38,000	983,440

		2,174,320

Latin America Small Cap Stocks — 2.7%
NET Servicos de Comunicacao	76,000	1,091,360

Pacific/Asia Large Cap Stocks — 1.9%
i Shares MSCI — Malaysia	68,000	790,840

Pacific/Asia Market Indexes — 4.0%
i Shares MSCI — South Korea	16,000	950,560
PowerShares Dynamic Asia Pacific Opportunities Portfolio	25,000	660,000

		1,610,560

Pacific/Asia Mid Cap Stocks — 2.1%
Dr. Reddy’s Labs Ltd.	52,000	846,040

	Shares	Value
U.S. Large Cap Stocks — 27.3%
Alcoa, Inc.	27,000	$1,095,930
Boeing Company	10,000	827,700
Deere & Company	9,000	732,060
ENSCO International, Inc.	16,000	1,149,280
International Business Machines, Inc.	9,000	1,164,870
KBW Insurance ETF	18,000	860,220
Lehman Brothers Holdings, Inc.	26,100	960,741
ProShares Ultra Financials	106,000	3,137,600
Transocean, Inc.	7,000	1,051,330

		10,979,731

U.S. Market Indexes — 9.2%
ProShares Ultra QQQ	15,000	1,356,750
ProShares Ultra Russell 1000 Value	22,000	1,138,500
ProShares Ultra Russell 2000 Value	27,000	1,212,030

		3,707,280

U.S. Micro Cap Stocks — 1.8%
Houston American Energy Corp†	100,000	714,000

U.S. Mid Cap Stocks — 12.3%
AmeriCredit Corp.†	83,000	1,127,970
Belden CDT, Inc.	23,000	963,470
Magellan Midstream Partners, L.P.	20,000	774,800
Pulte Homes, Inc.	91,000	1,112,930
Silgan Holdings, Inc.	17,000	972,910

		4,952,080

Total Investments — 97.3% (cost $31,352,998)		39,165,419
Other Assets in Excess of Liabilities — 2.7%		1,084,158

Net Assets — 100.0%		$40,249,577

* Cost for Federal income tax purposes $31,352,998.
The aggregate gross unrealized appreciation (depreciation) for all securities is as follows:
Excess of value over tax cost	8,344,816

Excess of tax cost over value	532,395

†	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

STATEMENTS OF ASSETS AND LIABILITIES

May 31, 2008

	Capital Income Fund	Growth Fund	Income Fund	Multiple Index Fund	Value Fund
Assets
Investments at value (identified cost of $20,364,479; $49,313,046; $12,054,457; $29,876,826; and $31,352,998, respectively)	$25,846,988	$60,580,703	$12,072,842	$38,794,455	$39,165,419
Cash	1,333,714	952,949	979,379	1,348,003	1,079,116
Dividends and interest receivable	28,994	28,185	71,701	894	58,599
Receivable for shareholder purchases	144,830	34,568	430	52,634	36,072
Other assets	5,591	12,940	2,449	8,358	8,099

Total assets	27,360,117	61,609,345	13,126,801	40,204,344	40,347,305

Liabilities
Payable for shareholder redemptions		9,590		6,906	5,107
Accrued distribution fees	16,543	47,024	10,121	28,397	27,561
Accrued advisory fees	13,601	51,059	4,333	23,453	30,568
Accrued accounting service fees	3,560	3,427	3,025	3,252	3,256
Payable for securities purchased			199,000
Other accrued expenses	24,089	46,571	14,049	30,670	31,236

Total liabilities	57,793	157,671	230,528	92,678	97,728

Net assets	$27,302,324	$61,451,674	$12,896,273	$40,111,666	$40,249,577

Shares of beneficial interest (unlimited number of no par value shares authorized) (Note 6)
Class A: Shares outstanding	161,110	360,048	88,803	372,741	245,114

Net asset value per share	$21.67	$13.93	$10.27	$16.84	$16.56

Maximum offering price per share	$22.99	$14.78	$10.91	$17.87	$17.57

Class C: Shares outstanding	750,544	4,212,225	1,195,461	2,086,024	2,277,122

Net asset value per share	$21.05	$13.40	$10.02	$16.22	$15.89

Class D: Shares outstanding	374,390

Net asset value per share	$21.41

Net assets consist of
Paid-in capital	$20,446,893	$43,574,971	$13,667,846	$29,988,558	$31,765,969
Undistributed net investment income	17,934		99,311
Accumulated net realized gain (loss) from security transactions	1,354,988	6,609,046	(889,269)	1,205,479	671,187
Unrealized appreciation on investments	5,482,509	11,267,657	18,385	8,917,629	7,812,421

Net assets applicable to outstanding shares of beneficial interest	$27,302,324	$61,451,674	$12,896,273	$40,111,666	$40,249,577

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

STATEMENTS OF OPERATIONS

Year Ended May 31, 2008

	Capital Income Fund	Growth Fund	Income Fund	Multiple Index Fund	Value Fund
Investment income
Dividends	$934,550	$1,089,794	$90,575	$897,905	$963,146
Interest	41,463	37,744	494,484	20,623	45,509

Total income	976,013	1,127,538	585,059	918,528	1,008,655

Expenses
Investment advisory fees	166,063	619,178	49,423	278,759	359,190
Distribution fees:
Class C	158,972	570,337	115,551	344,443	324,586
Class D	42,982
Accounting service fees	42,768	41,192	36,236	38,982	38,991
Transfer agent fees	80,809	116,232	56,221	74,448	76,468
Custodial fees	4,331	5,248	4,080	4,320	4,826
Professional fees	31,706	70,078	14,893	50,899	46,021
Registration fees	24,888	23,689	23,288	24,369	22,615
Trustee fees	7,239	16,451	3,290	9,871	10,529
Insurance	15,189	34,166	6,658	21,375	21,901
Shareholder reports	5,647	13,515	3,101	7,066	7,644
Miscellaneous	19,231	26,531	12,309	19,533	19,898

Total operating expenses	599,825	1,536,617	325,050	874,065	932,669

Net investment income (loss)	376,188	(409,079)	260,009	44,463	75,986

Realized and unrealized gain (loss) on investments
Net realized gain (loss) from security transactions	2,673,951	6,879,286	(69,317)	3,582,817	2,737,704
Capital gain distributions from mutual funds		21,968
Change in unrealized appreciation on investments	(3,540,770)	(6,086,107)	(7,854)	(3,837,885)	(3,621,631)

Net realized and unrealized gain (loss) on investments	(866,819)	815,147	(77,171)	(255,068)	(883,927)

Net increase (decrease) in net assets resulting from operations	$(490,631)	$406,068	$182,838	$(210,605)	$(807,941)

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31, 2008

	Capital Income Fund	Growth Fund	Income Fund	Multiple Index Fund	Value Fund
Operations
Net investment income (loss)	$376,188	$(409,079)	$260,009	$44,463	$75,986
Net realized gain (loss) from security transactions	2,673,951	6,879,286	(69,317)	3,582,817	2,737,704
Capital gain distributions from mutual funds		21,968
Net change in unrealized appreciation on investments	(3,540,770)	(6,086,107)	(7,854)	(3,837,885)	(3,621,631)

Increase (decrease) in net assets resulting from operations	(490,631)	406,068	182,838	(210,605)	(807,941)

Distributions
From net investment income:
Class A	(80,932)	(42,480)	(21,813)	(79,269)	(49,044)
Class C	(312,606)	(179,241)	(257,241)	(298,710)	(288,950)
Class D	(197,573)

	(591,111)	(221,721)	(279,054)	(377,979)	(337,994)

From net realized gain on security transactions:
Class A	(183,011)	(100,926)		(420,611)	(442,251)
Class C	(924,193)	(1,239,692)		(2,689,107)	(4,364,075)
Class D	(505,596)

	(1,612,800)	(1,340,618)		(3,109,718)	(4,806,326)

Change in net assets from Fund share transactions:
Class A	457,549	(320,254)	192,923	1,408,203	147,839
Class C	(1,054,550)	(4,616,635)	13,325	(860,692)	245,819
Class D	(807,117)

Increase (decrease) in net assets resulting from capital share transactions	(1,404,118)	(4,936,889)	206,248	547,511	393,658

Total increase (decrease) in net assets	(4,098,660)	(6,093,160)	110,032	(3,150,791)	(5,558,603)
Net assets
Beginning of year	31,400,984	67,544,834	12,786,241	43,262,457	45,808,180

End of year	$27,302,324	$61,451,674	$12,896,273	$40,111,666	$40,249,577

Undistributed net investment income	$17,934	—	$99,311	—	—

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended May 31, 2007

	Capital Income Fund	Growth Fund	Income Fund	Multiple Index Fund	Value Fund
Operations
Net investment income (loss)	$519,662	$(157,666)	$288,461	$292,148	$144,403
Net realized gain (loss) from security transactions	608,299	6,092,913	(235,338)	918,483	3,013,685
Capital gain distributions from mutual funds	122,702	26,153	—	11,636	12,963
Net change in unrealized appreciation on investments	6,383,810	7,322,781	400,505	8,885,186	6,893,755

Increase (decrease) in net assets resulting from operations	7,634,473	13,284,181	453,628	10,107,453	10,064,806

Distributions
From net investment income:
Class A	(28,638)		(16,563)
Class C	(79,283)		(281,751)
Class D	(66,703)

	(174,624)		(298,314)

From net realized gain on security transactions:
Class A	(73,396)	(655,757)		(137,303)	(523,901)
Class C	(409,561)	(8,112,612)		(1,008,843)	(4,885,132)
Class D	(238,595)

	(721,552)	(8,768,369)		(1,146,146)	(5,409,033)

Change in net assets from Fund share transactions:
Class A	222,617	736,877	205,011	309,641	465,741
Class C	3,026,756	5,948,341	1,020,698	2,275,244	5,644,598
Class D	(1,702,951)

Increase in net assets resulting from capital share transactions	1,546,422	6,685,218	1,225,709	2,584,885	6,110,339

Total increase in net assets	8,284,719	11,201,030	1,381,023	11,546,192	10,766,112
Net assets
Beginning of year	23,116,265	56,343,804	11,405,218	31,716,265	35,042,068

End of year	$31,400,984	$67,544,834	$12,786,241	$43,262,457	$45,808,180

Undistributed net investment income	$232,857	—	$118,356	$169,313	$12,791

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Year Ended May 31,			For the Period Ended May 31, 2005 (2)
	2008	2007	2006
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$23.88	$18.68	$18.53	$16.78

Income from investment operations
Net investment income	0.47	0.52	0.28	0.08
Net realized and unrealized gain on investments	(0.68)	5.44	1.49	1.81

Total income from investment operations	(0.21)	5.96	1.77	1.89

Distributions
From net investment income	(0.61)	(0.21)		(0.11)
From net realized gain on security transactions	(1.39)	(0.55)	(1.62)	(0.03)

Total distributions	(2.00)	(0.76)	(1.62)	(0.14)

Net asset value, end of year/period	$21.67	$23.88	$18.68	$18.53

Total return	(0.93)%	32.42%	9.78%	11.28%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$3,491	$3,343	$2,414	$1,966
Ratio of expenses to average net assets	1.44%	1.43%	1.56%	1.72	% (3)
Ratio of net investment income to average net assets	2.09%	2.63%	1.45%	0.49	% (3)
Portfolio turnover rate	69%	56%	100%	178%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Commencement of operations was July 1, 2004.

(3)	Annualized

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C Shares (1)
	For the Year Ended May 31,			For the Period Ended May 31, 2005 (2)
	2008	2007	2006
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$23.33	$18.35	$18.41	$16.78

Income from investment operations
Net investment income (loss)	0.24	0.31	0.08	(0.08)
Net realized and unrealized gain on investments	(0.66)	5.33	1.48	1.81

Total income from investment operations	(0.42)	5.64	1.56	1.73

Distributions
From net investment income	(0.47)	(0.11)		(0.07)
From net realized gain on security transactions	(1.39)	(0.55)	(1.62)	(0.03)

Total distributions	(1.86)	(0.66)	(1.62)	(0.10)

Net asset value, end of year/period	$21.05	$23.33	$18.35	$18.41

Total return	(1.90)%	31.12%	8.66%	10.31%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$15,797	$18,390	$11,585	$6,437
Ratio of expenses to average net assets	2.44%	2.43%	2.56%	2.72	% (3)
Ratio of net investment income (loss) to average net assets	1.09%	1.63%	0.45%	(0.50	)% (3)
Portfolio turnover rate	69%	56%	100%	178%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Commencement of operations was July 1, 2004.

(3)	Annualized

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

CAPITAL INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class D Shares
	For the Years Ended May 31,
	2008 (1)	2007 (1)	2006 (1)	2005 (1)	2004
For a share outstanding throughout each year
Net asset value, beginning of year	$23.66	$18.55	$18.51	$16.45	$13.98

Income from investment operations
Net investment income	0.35	0.48	0.18		0.14
Net realized and unrealized gain (loss) on investments	(0.67)	5.33	1.48	2.14	2.45

Total income (loss) from investment operations	(0.32)	5.81	1.66	2.14	2.59

Distributions
From net investment income	(0.54)	(0.15)		(0.05)	(0.12)
From net realized gain on security transactions	(1.39)	(0.55)	(1.62)	(0.03)

Total distributions	(1.93)	(0.70)	(1.62)	(0.08)	(0.12)

Net asset value, end of year	$21.41	$23.66	$18.55	$18.51	$16.45

Total return	(1.43)%	31.78%	9.18%	13.01%	18.51%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$8,015	$9,668	$9,117	$12,926	$19,043
Ratio of expenses to average net assets	1.94%	1.93%	2.06%	2.22%	2.08	% (2)
Ratio of net investment income (loss) to average net assets	1.59%	2.13%	0.95%	(0.01)%	0.89%
Portfolio turnover rate	69%	56%	100%	178%	113%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.09%.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

GROWTH FUND

FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Year Ended May 31,			For the Period Ended May 31, 2005 (2)
	2008	2007	2006
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$14.12	$13.10	$11.38	$10.62

Income from investment operations
Net investment income (loss)	0.04	0.08	(0.09)	(0.13)
Net realized and unrealized gain on investments	0.20	2.92	1.81	0.89

Total income from investment operations	0.24	3.00	1.72	0.76

Distributions
From net investment income	(0.13)
From net realized gain on security transactions	(0.30)	(1.98)

Total distributions	(0.43)	(1.98)

Net asset value, end of year/period	$13.93	$14.12	$13.10	$11.38

Total return	1.62%	24.73%	15.11%	7.16%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$5,016	$5,421	$4,262	$3,546
Ratio of expenses to average net assets	1.56%	1.59%	1.58%	1.72	% (3)(4)
Ratio of net investment income (loss) to average net assets	0.26%	0.66%	(0.68)%	(1.12	)% (4)
Portfolio turnover rate	72%	81%	143%	131%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Commencement of operations was July 1, 2004.

(3)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.78%.

(4)	Annualized

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

GROWTH FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C Shares
	For the Years Ended May 31,
	2008 (1)	2007 (1)	2006 (1)	2005 (1)		2004
For a share outstanding throughout each year
Net asset value, beginning of year	$13.65	$12.85	$11.27	$10.30		$8.29

Income from investment operations
Net investment loss	(0.10)	(.04)	(0.21)	(0.23)		(0.23)
Net realized and unrealized gain (loss) on investments	0.19	2.82	1.79	1.20		2.24

Total income (loss) from investment operations	0.09	2.78	1.58	0.97		2.01

Distributions
From net investment income	(0.04)
From net realized gain on security transactions	(0.30)	(1.98)

Total distributions	(0.34)	(1.98)

Net asset value, end of year	$13.40	$13.65	$12.85	$11.27		$10.30

Total return	0.63%	23.43%	14.02%	9.42%		24.25%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$56,436	$62,124	$52,082	$49,042		$50,454
Ratio of expenses to average net assets	2.56%	2.59%	2.58%	2.72	% (2)	2.85	% (2)
Ratio of net investment loss to average net assets	(0.74)%	(0.34)%	(1.68)%	(2.12)%		(2.33)%
Portfolio turnover rate	72%	81%	143%	131%		117%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.78%, and 2.89%, respectively.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

INCOME FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	For the Years Ended May 31,
	2008 (1)	2007 (1)	2006 (1)	2005 (1)		2004
For a share outstanding throughout each year
Net asset value, beginning of year	$10.31	$10.13	$10.53	$10.63		$10.91

Income from investment operations
Net investment income	0.31	0.32	0.43	0.20		0.06
Net realized and unrealized gain (loss) on investments	(0.06)	0.17	(0.46)	(0.20)		(0.15)

Total income (loss) from investment operations	0.25	0.49	(0.03)	—		(0.09)

Distributions
From net investment income	(0.29)	(0.31)	(0.37)	(0.10)		(0.06)
From net realized gain on security transactions						(0.13)

Total distributions	(0.29)	(0.31)	(0.37)	(0.10)		(0.19)

Net asset value, end of year	$10.27	$10.31	$10.13	$10.53		$10.63

Total return	2.48%	4.84%	(0.24)%	0.06%		(0.88)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$912	$720	$504	$9,334		$16,094
Ratio of expenses to average net assets	1.70%	1.72%	1.71%	1.37	% (2)	0.84	% (2)
Ratio of net investment income to average net assets	3.04%	3.30%	3.54%	1.92%		0.48%
Portfolio turnover rate	98%	30%	38%	189%		115%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.59% and 1.29%, respectively.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

INCOME FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C Shares (1)
	For the Year Ended May 31,			For the Period Ended May 31, 2005 (2)
	2008	2007	2006
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$10.10	$9.98	$10.43	$10.62

Income from investment operations
Net investment income	0.20	0.23	0.29	0.07
Net realized and unrealized gain (loss) on investments	(0.05)	0.14	(0.43)	(0.19)

Total income (loss) from investment operations	0.15	0.37	(0.14)	(0.12)

Distributions
From net investment income	(0.23)	(0.25)	(0.31)	(0.07)

Total distributions	(0.23)	(0.25)	(0.31)	(0.07)

Net asset value, end of year/period	$10.02	$10.10	$9.98	$10.43

Total return	1.52%	3.71%	(1.36)%	(1.14)%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$11,984	$12,066	$10,901	$4,634
Ratio of expenses to average net assets	2.70%	2.72%	2.71%	2.37	% (3)(4)
Ratio of net investment income to average net assets	2.04%	2.30%	2.54%	0.92	% (4)
Portfolio turnover rate	98%	30%	38%	189%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Commencement of operations was July 1, 2004.

(3)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.59%.

(4)	Annualized

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

MULTIPLE INDEX FUND

FINANCIAL HIGHLIGHTS

	Class A Shares
	For the Years Ended May 31,
	2008 (1)	2007 (1)	2006 (1)	2005 (1)		2004
For a share outstanding throughout each year
Net asset value, beginning of year	$18.45	$14.45	$12.76	$11.80		$9.45

Income from investment operations
Net investment income (loss)	0.17	0.27	0.06	(0.08)		(0.04)
Net realized and unrealized gain (loss) on investments	(0.11)	4.22	2.32	1.04		2.39

Total income (loss) from investment operations	0.06	4.49	2.38	0.96		2.35

Distributions
From net investment income	(0.26)
From net realized gain on security transactions	(1.41)	(0.49)	(0.69)

Total distributions	(1.67)	(0.49)	(0.69)

Net asset value, end of year	$16.84	$18.45	$14.45	$12.76		$11.80

Total return	0.25%	31.48%	18.83%	8.14%		24.87%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$6,278	$5,373	$3,926	$18,907		$22,301
Ratio of expenses to average net assets	1.33%	1.35%	1.42%	1.58	% (2)	1.25	% (2)
Ratio of net investment income (loss) to average net assets	0.98%	1.66%	0.46%	(0.68)%		(0.37)%
Portfolio turnover rate	59%	29%	197%	165%		137%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 1.68%, 1.60%, and 1.77%, respectively.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

MULTIPLE INDEX FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C Shares (1)
	For the Year Ended May 31,			For the Period Ended May 31, 2005 (2)
	2008	2007	2006
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$17.89	$14.16	$12.65	$12.15

Income from investment operations
Net investment income (loss)		0.10	(0.08)	(0.20)
Net realized and unrealized gain on investments	(0.10)	4.12	2.28	0.70

Total income from investment operations	(0.10)	4.22	2.20	0.50

Distributions
From net investment income	(0.16)
From net realized gain on security transactions	(1.41)	(0.49)	(0.69)

Total distributions	(1.57)	(0.49)	(0.69

Net asset value, end of year/period	$16.22	$17.89	$14.16	$12.65

Total return	(0.72)%	30.20%	17.55%	4.12%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$33,834	$37,890	$27,790	$8,993
Ratio of expenses to average net assets	2.33%	2.35%	2.42%	2.58	% (3)(4)
Ratio of net investment income (loss) to average net assets	(0.02)%	0.66%	(0.54)%	(1.68	)% (4)
Portfolio turnover rate	59%	29%	197%	165%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Commencement of operations was July 1, 2004.

(3)	Without fees waived by the investment advisor, the ratio of expenses to average net assets would have been 2.68%.

(4)	Annualized

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

VALUE FUND

FINANCIAL HIGHLIGHTS

	Class A Shares (1)
	For the Year Ended May 31,			For the Period Ended May 31, 2005 (2)
	2008	2007	2006
For a share outstanding throughout each year/period
Net asset value, beginning of year/period	$19.15	$17.06	$16.70	$15.57

Income from investment operations
Net investment income (loss)	0.17	0.21	(0.05)	(0.19)
Net realized and unrealized gain on investments	(0.36)	4.34	2.50	1.69

Total income from investment operations	(0.19)	4.55	2.45	1.50

Distributions
From net investment income	(0.24)
From net realized gain on security transactions	(2.16)	(2.46)	(2.09)	(0.37)

Total distributions	(2.40)	(2.46)	(2.09)	(0.37)

Net asset value, end of year/period	$16.56	$19.15	$17.06	$16.70

Total return	(0.50)%	28.80%	14.66%	9.53%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,060	$4,457	$3,492	$2,727
Ratio of operating expenses to average net assets	1.53%	1.51%	1.57%	1.76	% (3)(5)
Ratio of total expenses to average net assets	1.53%	1.51%	1.57%	2.62	% (4)(5)
Ratio of net investment income (loss) to average net assets	1.00%	1.18%	(0.28)%	(1.16	)% (5)
Portfolio turnover rate	74%	95%	191%	113%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Commencement of operations was July 1, 2004.

(3)	Without fees waived by the investment advisor, the ratio of operating expenses to average net assets would have been 1.79%.

(4)	Without fees waived by the investment advisor, the ratio of total expenses to average net assets would have been 2.65%.

(5)	Annualized

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

VALUE FUND

FINANCIAL HIGHLIGHTS, Continued

	Class C Shares
	For the Years Ended May 31,
	2008 (1)	2007(1)	2006 (1)	2005 (1)		2004
For a share outstanding throughout each year
Net asset value, beginning of year	$18.53	$16.73	$16.56	$14.96		$11.76

Income from investment operations
Net investment income (loss)	0.02	0.05	(0.21)	(0.35)		(0.25)
Net realized and unrealized gain on investments	(0.36)	4.21	2.47	2.32		3.45

Total income (loss) from investment operations	(0.34)	4.26	2.26	1.97		3.20

Distributions
From net investment income	(0.14)
From net realized gain on security transactions	(2.16)	(2.46)	(2.09)	(0.37)

Total distributions	(2.30)	(2.46)	(2.09)	(0.37)

Net asset value, end of year	$15.89	$18.53	$16.73	$16.56		$14.96

Total return	(1.38)%	27.58%	13.60%	13.05%		27.21%

Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$36,190	$41,351	$31,550	$28,977		$26,186
Ratio of operating expenses to average net assets	2.43%	2.41%	2.47%	2.66	% (2)	2.59	% (2)
Ratio of total expenses to average net assets	2.43%	2.41%	2.47%	3.52	% (3)	3.40	% (3)
Ratio of net investment income (loss) to average net assets	0.10%	0.28%	(1.18)%	(2.06)%		(1.93)%
Portfolio turnover rate	74%	95%	191%	113%		70%

(1)	Per share information has been calculated using the average number of shares outstanding.

(2)	Without fees waived by the investment advisor, the ratio of operating expenses to average net assets would have been 2.69%.

(3)	Without fees waived by the investment advisor, the ratio of total expenses to average net assets would have been 3.55%.

The accompanying notes are an integral part of these financial statements.

API TRUST EFFICIENT FRONTIER

NOTES TO FINANCIAL STATEMENTS

May 31, 2008

1.	Organization

American Pension Investors Trust (the “Trust”) is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The accompanying financial statements include the Capital Income Fund, Growth Fund, Income Fund, Multiple Index Fund, and Value Fund (collectively the “Funds”). Each Fund offers Class C and Class A shares. In addition, Class D shares of the Capital Income Fund are available only to investors who were invested in the fund on July 1, 2004 and continue to remain invested in the fund.

The Capital Income Fund’s investment objective is to seek to achieve high current income, as well as growth of capital and income. The fund seeks to achieve its objective by investing primarily in (1) shares of investment companies (“underlying funds”) that seek to achieve an objective of high current income or total return by investing in income-producing equity securities, long- or short-term bonds and other fixed-income securities (such as U.S. Government securities, commercial paper and preferred stock); and (2) index securities. The fund may also invest 35% of its total assets directly in equity and debt market securities of U.S. issuers.

The Growth Fund’s investment objective is growth of capital. The fund seeks to achieve its objective by investing primarily in (1) shares of underlying funds that seek long-term capital growth or appreciation by investing primarily in common stock or convertible securities and (2) securities that represent interests in a portfolio of common stocks designed to track the performance of a broad-based securities index (“index securities”). The fund may also invest 35% of its total assets directly in equity and debt market securities of U.S. issuers.

The Income Fund’s investment objective is to seek current income while limiting credit risk. The fund seeks to achieve its objective by investing primarily in income-producing securities, including U.S. Government securities and corporate bonds. In addition, the fund may invest up to 35% of its total assets in underlying funds and index securities.

The Multiple Index Fund’s investment objective is to maximize total return from capital growth and income. The fund seeks to achieve its objective by investing primarily in shares of underlying funds and index securities whose portfolios mirror those of one index or another of market securities.

The Value Fund’s investment objective is growth of capital, as well as income. The fund seeks to achieve its objective by investing primarily in equity securities which its investment advisor believes are undervalued in relation to the quality of the securities and the long-term earning power of their issuers, regardless of short-term indicators.

API TRUST EFFICIENT FRONTIER

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies

Portfolio Valuation

The Funds’ investments in underlying funds are valued daily at their respective closing net asset values in accordance with the 1940 Act. Equity securities, including exchange traded funds, listed or regularly traded on a securities exchange are valued at the last quoted sales price on the exchange where they are principally traded. U.S. Treasury securities and corporate bonds are valued at the mean between the bid and asked prices. Securities for which market quotations are unavailable or unreliable are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.

In September 2006, the FASB issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes that the adoption of FAS 157 will have no material impact on the Funds’ financial statements.

Security Transactions and Investment Income

Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are reported on an identified-cost basis for both financial statement and federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Class Net Asset Values and Expenses

All income, expenses not attributable to a particular class, and realized and unrealized gains are allocated to each class proportionately for purposes of determining the net asset value of each class. Certain shareholder servicing and distribution fees are allocated to the particular class to which they are attributable.

The Funds currently offer Class A shares which include a maximum front-end sales charge (load) of 5.75%. Class A shares may be purchased without a front-end sales charge under certain circumstances. A contingent deferred sales charge of 1.00% is generally imposed on redemptions of Class C shares made within one year of the date of purchase. A contingent deferred sales charge of 1.50% is generally imposed on redemptions of Class D shares made within five years of the date of purchase. Consequently, redemption value may differ from net asset value.

API TRUST EFFICIENT FRONTIER

NOTES TO FINANCIAL STATEMENTS, Continued

2.	Significant Accounting Policies, continued

Other

In the normal course of business, the Trust enters into contracts that contain a variety of representations which provide general indemnifications. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

3.	Investment Advisory and Accounting Services Agreements

Yorktown Management & Research Company, Inc. (the “Advisor”), whose principal stockholder is also a trustee of the Trust, serves as the Funds’ investment advisor and manager. For its services, the Advisor receives a fee, calculated daily and payable monthly, at an annual rate of .60% of the average daily net assets of the Capital Income Fund; 1.00% of the first $100 million of the average daily net assets of the Growth Fund and .75% of the average daily net assets exceeding $100 million; .40% of the average daily net assets of the Income Fund; .70% of the average daily net assets of the Multiple Index Fund; and .90% of the average daily net assets of the Value Fund.

In addition, the Advisor provides certain accounting and pricing services for the Funds. For the year ended May 31, 2008, the Advisor received $42,768, $41,192, $36,236, $38,982, and $38,991 from the Capital Income Fund, Growth Fund, Income Fund, Multiple Index Fund, and Value Fund, respectively.

4.	Distribution Plan and Fees

The Trust has adopted a Rule 12b-1 Plan of Distribution for Class C and Class D shares providing for the payment of distribution and service fees to the Funds’ distributor. Class C shares of the Capital Income Fund, Growth Fund, Income Fund and Multiple Index Fund pay a fee of 1.00% of each Class C shares’ average daily net assets. Of this amount, 0.75% represents distribution fees and 0.25% represents shareholder servicing fees. Class C shares of the Value Fund pay a fee of 0.90% of the Class C shares’ average daily net assets. Of this amount, 0.65% represents distribution fees and 0.25% represents shareholder servicing fees. Class D shares of the Capital Income Fund pay a fee of 0.50% of the Class D shares’ average daily net assets. Of this amount, 0.25% represents distribution fees and 0.25% represents shareholder servicing fees.

5.	Investment Activity

For the year ended May 31, 2008, total aggregate purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

	Purchases	Sales	U.S. Government Purchases	U.S. Government Sales
Capital Income Fund	$18,477,662	$22,754,599	$—	$—
Growth Fund	44,266,347	51,520,887	—	—
Income Fund	12,898,136	11,504,163	—	897,435
Multiple Index Fund	23,139,399	26,893,656	—	—
Value Fund	29,036,401	33,912,233	—	—

API TRUST EFFICIENT FRONTIER

NOTES TO FINANCIAL STATEMENTS, Continued

6.	Fund Share Transactions

Share transactions for the year ended May 31, 2008 were as follows:

	Amount				Shares
	Sold	Reinvested From Distributions	Redeemed	Net Change	Sold	Reinvested From Distributions	Redeemed	Net Change
Capital Income Fund:
Class A	$735,740	$262,930	$(541,121)	$457,549	33,230	12,055	(24,187)	21,098
Class C	2,743,779	1,169,842	(4,968,171)	(1,054,550)	128,647	54,974	(221,301)	(31,680)
Class D	192,635	663,089	(1,662,841)	(807,117)	8,506	30,699	(73,526)	(34,321)

Growth Fund:
Class A	421,744	141,269	(883,267)	(320,254)	31,085	10,040	(64,890)	(23,765)
Class C	3,683,381	1,328,993	(9,629,009)	(4,616,635)	279,669	97,792	(714,824)	(337,363)

Income Fund:
Class A	316,045	21,200	(144,322)	192,923	30,911	2,097	(14,073)	18,935
Class C	2,383,680	252,921	(2,623,276)	13,325	238,821	25,522	(263,501)	842

Multiple Index Fund:
Class A	1,576,278	499,569	(667,644)	1,408,203	90,035	29,386	(37,892)	81,529
Class C	3,729,165	2,747,756	(7,337,613)	(860,692)	221,714	167,037	(420,363)	(31,612)

Value Fund:
Class A	410,112	490,666	(752,939)	147,839	24,638	30,743	(42,980)	12,401
Class C	3,111,746	4,258,989	(7,124,916)	245,819	192,504	277,098	(423,506)	46,096

At May 31, 2008, net assets per class consisted of the following:

	Capital Income Fund	Growth Fund	Income Fund	Multiple Index Fund	Value Fund
Class A	$3,490,860	$5,015,506	$911,914	$6,277,450	$4,060,231
Class C	15,796,907	56,436,168	11,984,359	33,834,216	36,189,346
Class D	8,014,557	—	—	—	—

7.	Capital Loss Carryovers

At May 31, 2008, the following Fund had capital loss carryovers:

	Capital Loss Carryover	Expiration Year
Income Fund	$124,619	2012
	423,421	2013
	203,998	2014
	94,584	2015

API TRUST EFFICIENT FRONTIER

NOTES TO FINANCIAL STATEMENTS, Continued

7.	Capital Loss Carryovers, continued

The capital loss carryovers are available to offset possible future capital gains, if any, of the respective Fund.

8.	Federal Income Tax Information

Each of the Funds is a separate taxable entity and intends to continue to qualify for the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and, is required to make the requisite distributions to its shareholders which will relieve it from Federal income or excise taxes. Therefore, no provision has been recorded for Federal income or excise taxes. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Required fund distributions are based on income and capital gain amounts determined in accordance with federal income tax regulations, which differ from net investment income and realized gains recognized for financial reporting purposes. Accordingly, the composition of net assets and distributions for tax purposes differ from amounts reflected in the accompanying financial statements. These differences are primarily due to differing treatment for losses deferred with respect to wash sales, and excise tax regulations. For financial reporting purposes, capital accounts and distributions to shareholders are adjusted to reflect the tax character of permanent book/tax differences.

In June 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for all entities, including pass-through entities such as the Funds, on how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current year. FIN 48 was adopted on November 30, 2007. Management has reviewed the tax positions for each of the open tax years (2005-2008) and has determined the adoption of FIN 48 had no material impact on the Funds’ financial statements.

The tax character of distributions paid during 2008 and 2007 were as follows:

	2008
	Ordinary Income	Long Term Capital Gains	Return of Capital	Total Distributions
Capital Income Fund	$591,111	$1,612,800	$—	$2,203,911
Growth Fund	221,721	1,340,618	—	1,562,339
Income Fund	279,054	—	—	279,054
Multiple Index Fund	377,979	3,109,718	—	3,487,697
Value Fund	337,994	4,806,326	—	5,144,320

API TRUST EFFICIENT FRONTIER

NOTES TO FINANCIAL STATEMENTS, Continued

8.	Federal Income Tax Information, continued

	2007
	Ordinary Income	Long Term Capital Gains	Return of Capital	Total Distributions
Capital Income Fund	$461,429	$434,747	—	$896,176
Growth Fund	—	8,768,369	—	8,768,369
Income Fund	298,314	—	—	298,314
Multiple Index Fund	122,835	1,023,311	—	1,146,146
Value Fund	131,612	5,277,421	—	5,409,033

The tax-basis components of distributable earnings at May 31, 2008 were as follows:

	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Unrealized Appreciation (Depreciation)	Capital Loss Carryforwards	Post- October Loss	Total
Capital Income Fund	$17,934	$1,354,988	$5,482,509	$—	$—	$6,855,431
Growth Fund	—	6,609,046	11,267,657	—	—	17,876,703
Income Fund	99,311	—	18,385	(846,622)	(42,647)	(771,573)
Multiple Index Fund	—	1,205,479	8,917,629	—	—	10,123,108
Value Fund	—	671,187	7,812,421	—	—	8,483,608

At May 31, 2008, the Income Fund had deferred capital losses occurring subsequent to October 31, 2007. For tax purposes, such losses will be deferred until the year ending May 31, 2009.

Temporary differences are not adjusted for financial reporting purposes; however, permanent differences are reclassified in the capital and undistributed accounts. For the year ended May 31, 2008, the Funds recorded the following permanent reclassifications, which relate primarily to the current net operating losses. The results of operations and net assets were not affected by the increases/(decreases) to these accounts.

	Capital Income Fund	Growth Fund	Income Fund	Multiple Index Fund	Value Fund
Undistributed net investment income	$—	$630,800	—	$164,203	$249,217
Accumulated net realized gain	—	(221,721)	—	(164,203)	(249,217)
Paid-in-capital	—	(409,079)	—	—	—

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders

American Pension Trust

Lynchburg, Virginia

We have audited the accompanying statements of assets and liabilities of American Pension Investors Trust (comprised of the API Efficient Frontier Capital Income Fund, API Efficient Frontier Growth Fund, API Efficient Frontier Income Fund, API Efficient Frontier Multiple Index Fund, and API Efficient Frontier Value Fund, collectively referred to as the “Funds”), including the schedules of investments, as of May 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the period ended May 31, 2004 were audited by other auditors whose report dated June 23, 2004 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2008 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly in all material respects, the financial position of the above mentioned Funds as of May 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

July 11, 2008

Expense Examples

API Trust Efficient Frontier Funds

As a shareholder in an API Trust Efficient Frontier Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Each example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period [December 1, 2007 to May 31, 2008].

Actual Expenses

The first line for each class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each class in the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value	Ending Account Value 5/31/2008	Expenses Paid * During the Period	Annualized Expense Ratio
Capital Income Fund
Class A				1.44%
Actual	$1,000.00	$990.07	$7.16
Hypothetical (5% return before expenses)	1,000.00	1,017.80	7.26
Class C				2.44%
Actual	1,000.00	985.44	12.11
Hypothetical (5% return before expenses)	1,000.00	1,012.80	12.27
Class D				1.94%
Actual	1,000.00	987.63	9.64
Hypothetical (5% return before expenses)	1,000.00	1,015.30	9.77

Growth Fund
Class A				1.56%
Actual	1,000.00	984.08	7.74
Hypothetical (5% return before expenses)	1,000.00	1,017.20	7.87
Class C				2.56%
Actual	1,000.00	979.69	12.67
Hypothetical (5% return before expenses)	1,000.00	1,012.20	12.88

Income Fund
Class A				1.70%
Actual	1,000.00	1,023.73	8.60
Hypothetical (5% return before expenses)	1,000.00	1,016.50	8.57
Class C				2.70%
Actual	1,000.00	1,017.23	13.62
Hypothetical (5% return before expenses)	1,000.00	1,011.50	13.58

Multiple Index Fund
Class A				1.33%
Actual	1,000.00	968.95	6.55
Hypothetical (5% return before expenses)	1,000.00	1,018.35	6.71
Class C				2.33%
Actual	1,000.00	964.34	11.44
Hypothetical (5% return before expenses)	1,000.00	1,013.35	11.73

Value Fund
Class A				1.53%
Actual	1,000.00	1,031.67	7.77
Hypothetical (5% return before expenses)	1,000.00	1,017.35	7.72
Class C				2.43%
Actual	1,000.00	1,027.32	12.32
Hypothetical (5% return before expenses)	1,000.00	1,012.85	12.23

*	These calculations are based on expenses incurred in the most recent fiscal year. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days of operation during the most recent fiscal half-year (183) and divided by 366.

Other Information

Proxy Voting Policies and Procedures

Both (i) a description of the policies and procedures that the Trust uses to determine how to vote proxies relating to the Funds’ portfolio securities and (ii) information regarding how the Trust voted proxies relating to the Funds’ portfolio securities during the most recent twelve month period ended June 30th are available without charge, upon request, by calling the Trust at (800) 544-6060, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Trust files each Fund’s complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Forms N-Q are available on the Commission’s website at http://www.sec.gov. The filed forms may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

TRUSTEES AND OFFICERS

The table below provides information about the Trust’s trustees and officers, including biographical information about their business experience. The address of each trustee and officer is 2303 Yorktown Avenue, Lynchburg, Virginia 24501.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held

David D. Basten Age 56	President and Trustee	Since 1985	All (consisting of five portfolios)	President, Director and Portfolio Manager, Yorktown Management & Research Company, Inc.; Vice President, The Travel Center of Virginia, Inc.; Partner, The Rivermont Company (real estate); Partner, Downtown Enterprises (real estate); President and Director, Yorktown Distributors, Inc. He is the brother of Louis B. Basten III.

Louis B. Basten III Age 64	Secretary/ Treasurer and Trustee	Since 1993	All (consisting of five portfolios)	Secretary/Treasurer and Director, Yorktown Management & Research Company, Inc.; President, Mid-State Insurance; Secretary/Treasurer, The Travel Center of Virginia, Inc.; Managing Partner, The Rivermont Company (real estate); Secretary/Treasurer and Director, Yorktown Distributors, Inc. He is the brother of David D. Basten.

Mark A. Borel Age 55	Trustee	Since 1985	All (consisting of five portfolios)	President, Borel Construction Company, Inc.; President, Borel Properties (real estate); Partner, James Riviera, LLC (real estate); Partner, JBO, LLC (real estate); Partner, Combo, LLC (real estate); Partner, A & K Bo, LLC (real estate); Partner, JAMBO International (commercial real estate); Partner, Jamborita, LLC (commercial real estate); Partner, Jamborita II, LLC (commercial real estate); Partner, Neighbors Place Restaurant; Partner, Schmokies (restaurant); Partner, Neighbors Place Café (restaurant); Vice-President, Winnbo Electric (electrical contractor); Partner, Tabo, LLC (real estate); Partner, HAB, LLC (real estate); Partner, PPI, LLC (real estate); Partner, New London Development Company (real estate); Partner, City Place Commercial (commercial real estate); Partner, City Place Apartments (real estate); Partner, KBO,LLC (real estate); Partner, Lake Group, LLC (real estate); Partner, Oakhill Apartments (real estate); Partner, Braxton Park, LLC (real estate); Partner, FATBO, LLC (shoe manufacturing)

Stephen B. Cox Age 59	Trustee	Since 1995	All (consisting of five portfolios)	Retired

Name and Age	Position(s) Held with Trust	Term of Office and Length of Service (*)	Number of API Trust Portfolios Overseen	Principal Occupation(s) During the Past Five Years and Other Directorships Held

G. Edgar Dawson III Age 52	Trustee	Since 1995	All (consisting of five portfolios)	Shareholder, President and Director, Petty, Livingston, Dawson, & Richards, P.C. (law firm).

Wayne C. Johnson Age 55	Trustee	Since 1988	All (consisting of five portfolios)	Vice President of Operations and Human Resources, C.B. Fleet Company, Inc. (pharmaceuticals).

(*)	Trustees of the Trust serve a term of indefinite length until their resignation or removal and stand for re-election by shareholders only as and when required by the 1940 Act. Officers of the Trust serve one-year terms, subject to annual reappointment by the Board of Trustees.

Mr. David Basten and Mr. Louis Basten are considered to be “interested persons” (as defined in the 1940 Act) of the Trust by virtue of their positions with the Trust’s investment adviser or its affiliated entities.

ADDITIONAL INFORMATION ABOUT THE TRUST’S TRUSTEES AND OFFICERS

IS CONTAINED IN THE STATEMENT OF ADDITIONAL INFORMATION,

AVAILABLE WITHOUT CHARGE UPON REQUEST

BY CALLING 1-800-544-6060.

SHAREHOLDER SERVICES

API Trust

P.O. Box 6110

Indianapolis, IN 46206-6110

(888) 933-8274

For Overnight Deliveries:

API Trust

2960 N. Meridian Street

Suite 300

Indianapolis, IN 46208

EXECUTIVE OFFICES

American Pension Investors Trust

2303 Yorktown Avenue

Lynchburg, Virginia 24501

(800) 544-6060

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Tait, Weller & Baker LLP

1818 Market Street

Philadelphia, Pennsylvania 19103

This report is submitted for the general

information of the shareholders of the Trust.

The report is not authorized for distribution to

prospective investors in the Trust unless preceded

or accompanied by an effective Prospectus.

www.apitrust.com

Item 2. Code of Ethics.

Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. During the period covered by the report, no amendments were made to the provisions of this code of ethics. During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from a provision of this code of ethics to Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that the Registrant does not have a member who qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. However, although the Board has not determined that any of its members is an “audit committee financial expert” as such term is defined in Item 3 of Form N-CSR, the audit committee members collectively have sufficient financial expertise in business and finance, including the evaluation of the Registrant’s financial statements, supervision of the Registrant’s preparation of its financial statements, and oversight of the work of the Registrant’s independent auditors. Each of the members of the Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR. The Board determined that given the collective financial expertise of the audit committee members, it was not necessary to appoint an audit committee financial expert to the audit committee.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fee: The aggregate fees billed for the fiscal years ended May 31, 2007 and May 31, 2008 for professional services rendered by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $63,500 and $66,500, respectively.

(b)	Audit-Related Fees: The aggregate fees billed for the fiscal years ended May 31, 2007 and May 31, 2008 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Item 4(a) were $0 and $0, respectively.

(c)	Tax Fees: The aggregate fees billed for the fiscal years ended May 31, 2007 and May 31, 2008 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $13,500 and $14,500, respectively .

(d)	All Other Fees: The aggregate fees billed for the fiscal years ended May 31, 2007 and May 31, 2008 for products and services provided by the principal accountant, other than the services reported above in Items 4(a) through (c) were $0 and $0, respectively.

(e)(1)	Pre-Approval Policies and Procedures. The Registrant’s Audit Committee Charter provides that the Audit Committee shall determine whether to approve, prior to appointment, the engagement of the auditor to provide other audit services to the Registrant or to provide non-audit services to the Registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant.

(e)(2)	Percentage of Services Approved by Audit Committee: There were no services described in each of paragraphs (b) through (d) of this Item (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Aggregate Non-Audit Services: The aggregate non-audit fees billed during the fiscal years ended May 31, 2007 and May 31, 2008 by the Registrant’s accountant for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $13,500 and $14,500, respectively.

(h)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

Not applicable. This schedule is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable to the Registrant.

Item 11. Controls and Procedures.

(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s President and Chief Financial Officer have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above and have been reasonably designed and are functioning as intended to ensure that all relevant and required information is recorded, processed, summarized and reported in this report on Form N-CSR.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics for Executive Officers of the Registrant is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	The certification required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3)	Not applicable to the Registrant.

(b)	The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT. The certifications provided pursuant to Section 906 of the Sarbanes-Oxley Act are not deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”), or otherwise subject to the liability of that section. Such certifications will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates them by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN PENSION INVESTORS TRUST

Date: August 4, 2008

/s/ David D. Basten
David D. Basten
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: August 4, 2008

/s/ David D. Basten
David D. Basten
President

Date: August 4, 2008

/s/ Charles D. Foster
Charles D. Foster
Chief Financial Officer